SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 31, 2003

OMEGA PROTEIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 St. James Place, Suite 550
Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 623-0060

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits.

99.1 Text of Press Release dated October 31, 2003, titled “Omega Protein Reports 3 Cents Per Share Third Quarter          Profit (CORRECTED RELEASE).”

Item 12. Results of Operations and Financial Condition

On October 31, 2003, Omega Protein Corporation (the “Company”) released a corrected version of its October 30, 2003 earnings release. The original release contained incorrect references to the columnar table Statement of Operations information. All of the financial information in that table was correct in the original press release and has not changed.

For additional information, please refer to the Company’s corrected press release attached to this report as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA PROTEIN CORPORATION

Date:	October 31, 2003	By:	/S/ JOHN D. HELD

John D. Held
Senior Vice President, General
Counsel and Secretary

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Exhibit Index

Exhibit Number	Description

99.1	Text of Press Release dated October 31, 2003, titled “Omega Protein Reports 3 Cents Per Share Third Quarter Profit (CORRECTED RELEASE).”

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